                                                                   EXHIBIT 10.35

         [Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.]


                                                                 SIGNED ORIGINAL

        INTERNET-SIGN UP WIZARD REFERRAL AND MICROSOFT INTERNET EXPLORER
                       LICENSE AND DISTRIBUTION AGREEMENT


         This Internet-Sign Up Referral and Microsoft Internet Explorer
License and Distribution Agreement ("Agreement") is made and entered into this 8 day of January, 1997 ("Effective Date"), by and between MICROSOFT
CORPORATION, a Washington corporation, One Microsoft Way, Redmond, WA 98052-6399 ("MS"), and Prodigy Services Corporation, a Delaware corporation ("COMPANY").

                                  INTRODUCTION

         This Agreement includes two distinct business arrangements.

         Under the first arrangement, MS plans to develop and distribute an "Internet Connection Wizard" as a means of promoting internet access services for various Internet access service providers, including COMPANY, and of acquiring subscribers for such access services. COMPANY will pay MS a referral fee for each subscriber acquired by means of the Referral Server.

         Under the second arrangement, COMPANY may distribute, on a royalty-free basis, a customized version of Microsoft Internet Explorer to subscribers or potential subscribers of its Internet access services.

         In consideration of the mutual promises and covenants contained herein, the parties agree as follows:

1.       DEFINITIONS. The following terms, whenever initially capitalized, shall
         -----------
have the following meanings for purposes of this Agreement:

         1.1 "Access" shall mean telecommunications facilities and services that enable a computer user to access and use Internet sites and content by means of a TCP/IP connection.

         1.2 "COMPANY Information" shall mean information regarding or relating to the ISP Service such as order processing information, fees, service plans, etc., and other information that is reasonably necessary to describe and solicit orders of the ISP Service to the ISP Subscriber and/or such other information that has been mutually agreed to by the parties.

         1.3 "Comic Chat" shall mean the graphical Internet chat client in all available language versions requested by COMPANY, and for all available platforms.

         1.4 "Criteria" shall mean the applicable Internet Explorer criteria as defined in the Microsoft Internet Explorer Logo Qualification Criteria, attached to Exhibit G as Attachments 1 and 2, and such future versions as established by MS in its sole discretion.

         1.5 "Guidelines" shall mean the guidelines for use of the Logo as outlined in the Microsoft Internet Explorer Logo Usage Guidelines which are attached hereto as Exhibits G and H and are an integral part of this Agreement.

         1.6 "IEAK" shall mean the Internet Explorer Administration Kit, including any updates to the IEAK as may be provided by MS from time to time, which contains a single copy of the Licensed Software in object code as well as a set of tools that enable COMPANY to perform limited customizations to the Licensed Software in order to facilitate the ISP Subscriber sign up process, and to automate the task of creating diskettes/CD ROMs for distribution. COMPANY shall use the IEAK in accordance with the instructions in the IEAK and the Logo Guidelines provided by MS.

         1.7 "Internet Connection Wizard" shall mean an electronic referral mechanism to be developed by MS to promote the ISP services for various ISP service providers, including COMPANY, and which ordering mechanism shall enable the end user to order ISP Service via a link to COMPANY's Sign-up Server or other method mutually agreed to by the parties. The Internet Connection Wizard shall prompt the ISP Subscriber to enter various Locator Information. The Internet Connection Wizard shall be launched from an icon on the "desktop" of the English language version of Windows 95 distributed in the United States and Canada designated as "The Internet" or such other name designated by MS. MS may include the Internet Connection Wizard in other MS products as determined by MS. An overview of the referral and ordering process is set forth in Exhibit Z.

         1.8  "Internet Explorer" shall mean the current and future versions of
(a) Microsoft Internet Explorer (Domestic English Language and such other foreign language versions requested by COMPANY and which MS has available) for the following platforms: Windows 3.x (including Windows for Workgroups 3.x), Windows NT 4.x, Windows 95 and Apple Macintosh; and (b) a customized version of Internet Explorer created through the use of the IEAK. Availability of various versions of Internet Explorer is summarized in Exhibit F.

         1.9 "Internet Mail and News" shall mean the client for email and Internet newsgroups in all available language versions requested by COMPANY, and for all available platforms.

         1.10 "Internet Product" shall mean any COMPANY product which provides access to or information about the Internet. An Internet Product may not be a personal computer. For purposes of this Agreement, "ISP Service" (defined below) shall be a type of Internet Product.

         1.11 "Internet Site" shall mean COMPANY's worldwide web site(s) which meet the applicable Criteria.

         1.12 "ISP Information" shall mean information regarding or relating to internet access services (including the ISP Service) such as order processing information, fees, service plans, etc., and other information that is reasonably necessary to describe and solicit orders of such internet access services to the internet access service subscriber and/or such other information that has been mutually agreed to by MS and an internet service provider (including COMPANY).

         1.13 "ISP Information Page" shall mean a HTML based page which includes ISP Information, to be maintained by COMPANY and hosted on the MS Referral Server. The ISP Information Page shall be downloaded to the prospective ISP Subscriber as part of the ordering and referral process.

         1.14 "ISP Phone Book(s)" shall mean a listing of names of ISPs and associated telephone numbers and other ISP Information, including COMPANY Information. ISP Phone Books may be unique to a given telephone area code and/or geographic region. There may be one or more ISP Phone Books specific to a single telephone area code, geographic region or Service Area. The ISP Phone Book(s) shall be hosted on one or more Referral Server(s). MS shall solely determine the placement, presentation and content of COMPANY Information in the ISP Phone Book(s). As of the Effective Date, MS maintains a single ISP Phone Book for a particular telephone area code and/or geographic region, and the names of ISPs in the ISP Phone Book are randomly listed and periodically rearranged so as to not provide any particular ISP with a preferred position.

         1.15 "ISP Referral Fee" shall mean an amount set forth in Exhibit D for each new ISP Subscriber.

         1.16 "ISP Service" shall mean a COMPANY service, listed in Exhibit B, which provides an internet protocol (IP) access service to the Internet as contemplated by this Agreement. The parties acknowledge that COMPANY may provide access to the Internet via other Internet Product(s) not listed in Exhibit B.

         1.17 "ISP Subscriber" shall mean any individual or legal entity who subscribes to the ISP Service through the Referral and Ordering Process as described in Exhibit Z (as may be updated from time to time) and remains a subscriber with the ISP Service for three (3) consecutive months.

         1.18 "License Key" shall mean the 10-digit alpha numeric code provided by MS that enables COMPANY to use the customization features in the IEAK.

         1.19 "Licensed Software" shall mean, collectively, Internet Explorer, NetMeeting, Internet Mail and News, and Comic Chat.

         1.20 "Locator Information" shall mean an ISP Subscriber's name, email and conventional mailing addresses, telephone and facsimile numbers, credit card number, and any other data about such subscriber that enables the possessor of such information to personally identify the end user. All Locator Information shall belong solely to COMPANY and shall not be used, retained or stored by Microsoft except as required by MS to fulfill its obligations under this Agreement.

         1.21 "Logo" shall mean the "Microsoft(R) Internet Explorer" logo depicted in the Guidelines or such additional or replacement logos as MS may provide from time to time under this Agreement.

         1.22 "NetMeeting" shall mean Microsoft's realtime collaboration and communication software in all available language versions requested by COMPANY, and for all available platforms.

         1.23 "Referral Server" shall mean a server maintained by MS which shall provide an ISP Subscriber with one or more ISP Phone Books, and which shall enable the ISP Subscriber to transmit ordering information, via the Internet Connection Wizard to the Sign-up Server.

         1.24 "Service Area" shall mean the area in which COMPANY currently provides or will provide Access, as of the Effective Date, as set forth in Exhibit B.

         1.25 "Sign-up Server" shall mean a server maintained by COMPANY which shall enable the ISP Subscriber to order ISP Service from COMPANY and shall further enable COMPANY to configure the ISP Subscriber's copy of the Licensed Software (hosted on the ISP Subscriber's computer), all via on-line transmission. COMPANY shall use the Sign-up Server to configure the ISP Subscriber's copy of Licensed Software in accordance with the ISP Subscriber Configuration Guidelines set forth in Exhibit E.

         1.26 "Windows 95" means the English language version of Microsoft's Windows 95 operating system, including upgrades and direct successor versions thereof released and distributed by Microsoft in the United States and Canada during the Term, but not including any version of Windows NT. "Windows 95" can include both a retail upgrade version which is upgrade of current operating system technology, as well as an original equipment manufacturer ("OEM") version which constitutes a full operating system installation, inclusive of upgrade/replacement code.


2.   LICENSE FOR DISTRIBUTION OF CUSTOMIZED VERSION OF MICROSOFT INTERNET
     --------------------------------------------------------------------
     EXPLORER; LOGO LICENSE; AND LICENSE RESTRICTIONS
     ------------------------------------------------

     2.1 MS grants to COMPANY a nonexclusive, limited, royalty-free license during the term of this Agreement to (a) customize Internet Explorer using the IEAK solely in accordance with the instructions provided in the IEAK's "Custom ISK Wizard"; and (b) use, reproduce, license, sublicense, display, perform or otherwise distribute (including electronic distribution via download from the ISP Service or Internet Site), and have used, reproduced, licensed, sublicensed, displayed, performed or otherwise distributed, to and by third parties (directly and indirectly) through COMPANY's distribution channel the Licensed Software (including Internet Explorer as may be customized by COMPANY) to potential end users of COMPANY's Internet Product(s) in the United States and Canada. COMPANY acknowledges and agrees that its use of the IEAK to customize Internet Explorer requires the rightful receipt from MS of the License Key allocated to COMPANY.

     2.2 COMPANY acknowledges and agrees that its use of the IEAK to customize Internet Explorer requires the rightful receipt from MS of the License Key allocated to COMPANY. COMPANY agrees that it shall use the IEAK solely in accordance with the instructions provided in the IEAK's Custom ISK Wizard that is available to COMPANY upon input of the allocated License Key and in accordance with the Logo Guidelines provided by MS.

     2.3      [Section intentionally omitted]

     2.4 Subject to and expressly conditioned upon compliance with the terms and conditions of this Agreement, MS hereby grants to COMPANY a worldwide, nonexclusive, non-assignable, nontransferable, royalty-free, right to use the Logo solely in conjunction with COMPANY's Internet Site(s) and/or Internet Product(s) and in any advertising, marketing, technical or other materials related to Licensed Software which are distributed, transmitted or promoted by COMPANY or its distributors in connection with this Agreement and solely in the manner described in the Guidelines. COMPANY agrees and acknowledges: MS owns the Logo; use of the Logo will inure to the benefit of MS; COMPANY will not adopt, use, or register any corporate name, trade name, trademark, service mark, or certification mark, or other designation similar to, or containing in whole or in part, the Logo; COMPANY's use of the Logo shall adhere to the Criteria.

     2.5 COMPANY may not reverse engineer, decompile or disassemble the Licensed Software.

     2.6 COMPANY shall only distribute NetMeeting in conjunction with Internet Explorer, provided that COMPANY may separately distribute NetMeeting to an ISP Subscriber who received a copy of Internet Explorer without NetMeeting and as a version upgrade to an ISP Subscriber who has received a prior version of NetMeeting.

     2.7 COMPANY may not permit further redistribution of the Licensed Software by ISP Subscribers.

     2.8 COMPANY shall maintain and not alter or remove any copyright, trademark and other protective notices contained in the Licensed Software, including the end user license agreement ("EULA") which is included in the setup installation of the Licensed Software. COMPANY shall also comply with Microsoft's trademark guidelines with respect to the proper use of Microsoft trademarks associated with the Licensed Software. Notwithstanding the foregoing, for versions of the Licensed Software distributed by COMPANY, COMPANY may attach the EULA to COMPANY'S ISP Service member agreement. COMPANY shall obtain Microsoft's permission, which permission shall not be unreasonably withheld or delayed, for any changes to the installation process of the Licensed Software with Prodigy's installation of the Internet Product distributed directly by COMPANY, such as the "suppression" of the EULA during installation.

     2.9 COMPANY shall use commercially reasonable efforts to require its distributors, dealers and others in its distribution channels to comply with Sections 2.5, 2.6, 2.8 and 2.10.

     2.10 COMPANY shall not modify, alter or remove contents of the Licensed Software except as expressly provided in this Agreement.

     2.11     All rights not expressly granted herein are reserved by MS.

3.   MICROSOFT OBLIGATIONS
     ---------------------

     MS shall perform the following:

     3.1      Develop Internet Connection Wizard and ISP Phone Book(s); Maintain
              ------------------------------------------------------------------
ISP Phone Book(s). Provided that COMPANY complies with its obligations under
-----------------
this Agreement, MS shall include COMPANY's name, telephone number and other mutually agreed upon COMPANY Information in the applicable ISP Phone Book(s) within thirty (30) days of MS' receipt of (A) COMPANY Information and, (B) for each platform (e.g. Windows 95, Windows 3.x, etc.), COMPANY's client software, used to access the ISP Service. Notwithstanding anything to the contrary in this Agreement, commencing six (6) months after COMPANY Information first appears in an ISP Phone Book, MS may move COMPANY Information to another ISP Phone Book or remove COMPANY Information from one or all ISP Phone Books if (C) during any two calendar quarters during which COMPANY Information has been included in the Referral Server COMPANY's shipments of Licensed Software (where Internet Explorer is distributed as the default web browser) falls below eighty-five percent (85%) of total COMPANY shipments of all web browsers or (D) during any single calendar quarter during which COMPANY Information has been included in the Referral Server the number of new ISP Subscribers for such quarter compared to the number of new subscribers of other ISPs which appear in the same ISP Phone Book as COMPANY for such quarter, is such that COMPANY is in the bottom twenty percent (20%) of all ISPs listed in the ISP Phone Book. By way of example, if there are six (6) ISPs in an ISP Phone Book, and COMPANY had the fewest number of new subscribers compared to other ISPs in the ISP Phone Book, then MS could move COMPANY Information to another ISP Phone Book or remove COMPANY Information from one or all ISP Phone Books.

     3.2      Distribution of Internet Connection Wizard. Incorporate the
              ------------------------------------------
Internet Connection Wizard into an icon on the "desktop" of the English language version of Windows 95 distributed in the United States and Canada designated as "The Internet" or such other name designated by MS.

     3.3      Referral Server. Develop and maintain Referral Server and
              ---------------
establish a telephone number, or any other communication medium mutually agreed to by the parties, for accessing a Referral Server. As of the Effective Date of this Agreement, the telephone number is toll free. At COMPANY'S request from time to time during the term of the Agreement, MS shall promptly update COMPANY Information in the ISP Phone Book.

     3.4      Promotion. Include information concerning the ISP Service in press
              ---------
releases and marketing activities related to promotion of the Internet Connection Wizard.

4.   COMPANY OBLIGATIONS
     -------------------

     COMPANY shall perform the duties described in Exhibit C.

5.   PAYMENT AND REPORTING
     ---------------------

     5.1  Advance. n/a
          -------

     5.2  ISP Referral Fee. In consideration of each ISP Subscriber, COMPANY
          ----------------
shall pay MS the ISP Referral Fee for each subscription for ISP Service ordered by each ISP Subscriber.

     5.3  Reporting. Within forty five (45) days after the end of each
          ---------
calendar quarter, COMPANY shall furnish MS a statement together with payment for any amount shown thereby to be due to MS. The royalty statement shall be based upon ISP Referral Fees for the quarter then ended, and shall be in the form of the sample report included on Exhibit D. Late payment(s), including receipts for foreign taxes withheld, if applicable, shall bear interest at the rate of one and one-half percent (1.5%) per month or the maximum rate allowable by applicable law, from the date such payment is due until the date it is actually paid. COMPANY's report shall include for each version of the Licensed Software, the number of copies of the Licensed Software licensed or distributed by or for COMPANY during that calendar quarter, including "competitive upgrade" copies as described in Exhibit D. In the event that no copies were licensed or distributed by or for COMPANY during a calendar quarter, COMPANY shall indicate this on the report. COMPANY's report shall further include the number of copies of all web browsers licensed or distributed by or for COMPANY during that calendar quarter. All such reports shall be maintained in confidence by MS and shall not be disclosed to any third party except to its immediate legal and financial consultants as may be required in the ordinary course of MS' business. In no event shall MS permit access to such reports by employees or independent contractors working on the Microsoft Network.

     5.4  All amounts due hereunder shall be sent to the address listed in
Section II. All amounts due hereunder are exclusive of any taxes, duties, fees, excises or tariffs imposed on any of COMPANY's activities in connection with this Agreement. Such charges, if any, shall be paid by COMPANY.

6.   WARRANTIES AND INDEMNITIES
     --------------------------

6.1  Microsoft warrants and represents that:

     (a) It has the full power to enter into this Agreement and make the license rights set forth herein; and

     (b) The Licensed Software, to the best of its knowledge, does not infringe any copyright, patent, trade secret, or other proprietary right held by any third party.

6.2 EXCEPT AS EXPRESSLY WARRANTED IN SECTION 6.1, LICENSED SOFTWARE, THE IEAK, THE MICROSOFT CONFIDENTIAL INFORMATION AND MICROSOFT TRADEMARKS LICENSED UNDER SECTION 2 ARE PROVIDED TO COMPANY "AS IS" WITHOUT FURTHER WARRANTY OF ANY KIND. MICROSOFT DISCLAIMS ALL FURTHER WARRANTIES, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY. FITNESS FOR A PARTICULAR PURPOSE, TITLE AND NONINFRINGEMENT, WITH RESPECT TO LICENSED SOFTWARE, THE IEAK. THE
     MICROSOFT CONFIDENTIAL INFORMATION AND MICROSOFT TRADEMARKS LICENSED UNDER
     SECTION 2.

6.3  Indemnity by Microsoft.
     ----------------------

     (a) Microsoft shall, at its expense and COMPANY'S request, defend any claim or action brought against COMPANY, and COMPANY'S subsidiaries, affiliates, directors, officers, employees, agents and independent contractors, to the extent it is based upon a claim that the Licensed Software and/or the Microsoft trademarks licensed under Section 2 infringe or violate any patent, copyright, trademark, trade secret or other proprietary right of a third party ("Microsoft Claims"), and Microsoft will indemnify and hold COMPANY harmless from and against any costs, damages and fees reasonably incurred by COMPANY, including but not limited to fees of attorneys and other professionals, that are attributable to such Microsoft Claims. COMPANY shall: (i) provide Microsoft reasonably prompt notice in writing of any such Microsoft Claims and permit Microsoft to answer and defend such Microsoft Claims; and (ii) provide Microsoft information, assistance and authority, at Microsoft's expense, to help Microsoft to defend such Microsoft Claims. Microsoft will not be responsible for any settlement made by COMPANY without Microsoft's written permission, which permission will not be unreasonably withheld.

     (b) Microsoft may not settle any Microsoft Claim under this Section 6.3 on COMPANY'S behalf without first obtaining COMPANY'S written permission, which permission will not be unreasonably withheld. In the event COMPANY and Microsoft agree to settle a Microsoft Claim, Microsoft agrees not to publicize the settlement without first obtaining COMPANY'S written permission, which permission will not be unreasonably withheld.

     (c) Microsoft's obligations under this Section 6.3 shall be Prodigy's exclusive remedy for any breach of the warranty made by Microsoft under Section 6.1.

6.4 IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY CONSEQUENTIAL, INDIRECT, INCIDENTAL, OR SPECIAL DAMAGES WHATSOEVER, INCLUDING WITHOUT LIMITATION, DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION, AND THE LIKE, ARISING OUT OF THE USE OF OR INABILITY TO USE THE LICENSED SOFTWARE OR IEAK, EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. BECAUSE SOME STATES DO NOT ALLOW THE EXCLUSION OR LIMITATION OF LIABILITY FOR CONSEQUENTIAL OR INCIDENTAL DAMAGES, THE ABOVE LIMITATION MAY NOT APPLY.

7.   TERM OF AGREEMENT
     -----------------

The term of this Agreement shall commence as of the Effective Date and shall continue for a period of two (2) years. Thereafter, this Agreement shall automatically renew for successive one year terms unless either party gives the other party thirty (30) days written notice of its intent not to renew.

8.   DEFAULT AND TERMINATION
     -----------------------

     8.1 This Agreement may terminate earlier if any of the following events of default occur: (a) if either party materially fails to perform or comply with this Agreement or any provision hereof; (b) if either party fails to strictly comply with the provisions of Section 10 or makes or attempts to make an assignment in violation of Section 13.5; (c) if either party becomes insolvent or admits in writing its inability to pay its debts as they mature, or makes an assignment for the benefit of creditors; (d) if a petition under any foreign, state, or United States bankruptcy act, receivership statute, or the like, as they now exist, or as they may be amended, is filed by either party ; or (e) if such a petition is filed by any third party, or an application for a receiver of either party is made by anyone and such petition or application is not resolved favorably to either party within sixty (60) days.

         8.2 Termination under subsection 8.1(b) shall be effective as of the date notice is given. In all other cases, termination shall be effective thirty
(30) days after notice of termination to the defaulting party if such party's defaults have not been cured. The rights and remedies provided in this Section shall not be exclusive and are in addition to any other rights and remedies provided by law or this Agreement.

         8.3 In the event of termination or expiration of this Agreement for any reason other than COMPANY'S material breach of Section 2.1, COMPANY'S license rights under Section 2.1 shall, with respect to the then current version of the Licensed Software as of the effective date of termination, survive for a period of six (6) months following the effective date of termination. In the event of termination of this Agreement for COMPANY'S material breach of Section 2.1, COMPANY'S license rights under Section 2.1 shall with respect to the then current version of the Licensed Software as of the effective date of termination, survive for a period of sixty (60) days from the effective date of termination. Notwithstanding the foregoing, upon termination of this Agreement, MS shall immediately remove COMPANY's Information from the ISP Phone Book(s).

         8.4 End user licenses validly granted prior to expiration or termination of this Agreement shall survive termination or expiration of this Agreement.

         8.5 Sections 1, 5, 6, 8, 10, 11, 12 and 13 shall survive termination of this Agreement.

9.       SUPPORT
         -------

         9.1 COMPANY shall have the sole responsibility and expense for providing all support for the Sign-up Server and all support needed by ISP Subscribers for the Licensed Software and the ISP Service.


         9.2 MS will provide COMPANY (but not ISP Subscribers) support for the Internet Connection Wizard. Except for such support, this Agreement does not include technical support from MS to COMPANY. COMPANY shall purchase technical support for IEAK and other products desired by company from MS pursuant to a separate agreement to be negotiated by the parties.

10.      NONDISCLOSURE AGREEMENT
         -----------------------

10.1 Each party shall protect the other's Confidential Information from unauthorized dissemination and use with the same degree of care that such party uses to protect its own like information. Neither party will use the other's Confidential Information for purposes other than those necessary to directly further the purposes of this Agreement. Each party will use its best efforts not to disclose to third parties the other's Confidential Information without the prior written consent of the other party. Except as expressly provided in this Agreement, no ownership or license rights is granted in any Confidential Information.

10.2 The parties' obligations of confidentiality under this Agreement shall not be construed to limit either party's right to independently develop or acquire products without use of the other party's Confidential Information. Further, either party shall be free to use for any purpose the residuals resulting from access to or work with such Confidential Information, provided that such party shall maintain the confidentiality of the Confidential Information as provided herein. The term "residuals" means information in non-tangible form, which may be retained by persons who have had rightful and good faith access to the Confidential Information, including ideas, concepts, know-how or techniques contained therein. Neither party shall have any obligation to limit or restrict the assignment of such persons or to pay royalties for any work resulting from the use of residuals. However, the foregoing shall not be deemed to grant to either party a license under the other party's copyrights or patents.

 11.     NOTICES AND REQUESTS
         --------------------

All notices, authorizations, and requests in connection with this Agreement shall be deemed given on the day they are (i) deposited in the U.S. mails, postage prepaid, certified or registered, return receipt requested; or (ii) sent by overnight courier, charges prepaid, with a confirming fax; and addressed as follows:

NOTICES TO COMPANY:
------------------

Prodigy Services Corporation
445 Hamilton Avenue
White Plains, NY 10601
Attention: General Counsel
Phone: 914-448-8713
Fax: 914-448-8223

Copy to: Contract Administration (same address as above)
E-mail copy to: notices@prodigy.com

NOTICES TO MS AND PAYMENTS/VOLUME DISTRIBUTION SUMMARIES:
--------------------------------------------------------

Notices:              MICROSOFT CORPORATION
                      One Microsoft Way
                      Redmond, WA 98052-6399

Attn:                 Vice President, Public Network Sales
Copy to:              Law & Corporate Affairs, US Legal
Fax:                  (206) 936-7209

Payments/Volume       MICROSOFT CORPORATION
Distribution          Remittance Processing
Summaries:            P.O. Box 84808
                      Seattle, WA 98124-6108

or to such other address as the party to receive the notice or request so designates by written notice to the other.

 12.     AUDITS
         ------

         12.1 During the term of this Agreement, COMPANY agrees to keep all usual and proper records and books of account and all usual and proper entries relating to COMPANY's ISP Subscriptions sufficient to substantiate the number of ISP Subscribers. COMPANY shall maintain on COMPANY premises such records for itself and for each Subsidiary which exercises rights under this Agreement.

         12.2 In order to verify statements issued by COMPANY and COMPANY's compliance with the terms of this Agreement, MS may cause an audit to be made of COMPANY's applicable books and records. Any audit shall be conducted during regular business hours at COMPANY's facilities upon reasonable advance notice. Any audit shall be conducted by an independent certified public accountant of national stature selected by MS (other than on a contingent fee basis).

         12.3 COMPANY agrees to provide MS' designated audit team access to the relevant COMPANY's records and facilities.

         12.4 Prompt adjustment shall be made to compensate for any errors or omissions disclosed by such audit. Any such audit shall be paid for by MS unless material discrepancies are disclosed. "Material" shall mean the under reporting of five percent (5%) of the amount due. If material discrepancies are disclosed, COMPANY agrees to pay MS for the costs associated with the audit in addition to the amount of any discrepancy.

         12.5 Microsoft may exercise its right to audit under this Agreement no more than once in any twelve-month period, unless the immediately preceding audit revealed a material discrepancy.

 13.     GENERAL
         -------

         13.1 This Agreement shall be construed and controlled by the laws of the State of Washington, and COMPANY consents to jurisdiction and venue in the state and federal courts sitting in the State of Washington. Process may be served on either party in the manner provided in Section 11 above, or by such other method as is authorized by law.

         13.2 Neither this Agreement, nor any terms and conditions contained herein, shall be construed as creating a partnership, joint venture, agency relationship or as granting a franchise.

         13.3 This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements or communications. It shall not be modified except by a written agreement dated subsequent to the date of this Agreement and signed on behalf of COMPANY and MS by their respective duly authorized representatives. No waiver of any breach of any provision of this Agreement shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provisions hereof, and no waiver shall be effective unless made in writing and signed by an authorized representative of the waiving party.

         13.4 If any provision of this Agreement shall be held by a court of competent jurisdiction to be illegal, invalid or unenforceable, the remaining provisions shall remain in full force and effect.

         13.5 The rights and obligations hereunder shall inure to the benefit of the successors of the parties hereto, provided that neither party may assign this Agreement, in whole or part, without the prior written approval of the other party, which approval shall not be unreasonably withheld or delayed. COMPANY hereby agrees that it will remain responsible for and guarantee the compliance of each majority owned subsidiary or affiliate which exercises rights under this Agreement.

         13.6 Any Licensed Software which COMPANY distributes or licenses to or on behalf of the United States of America, its agencies and/or instrumentalities (the "Government"), is provided to COMPANY with RESTRICTED RIGHTS. Use, duplication or disclosure by the Government is subject to restriction as set forth in subparagraph (c)(l)(ii) of the rights in Technical Data and Computer Software clause at DFAR 252.227-7013, or as set forth in the particular department or agency regulations or rules which provide Microsoft protection equivalent to or greater than the above-cited clause. COMPANY shall comply with any requirements of the Government to obtain such RESTRICTED RIGHTS protection, including without limitation, the placement of any restrictive legends on the Tool documentation and any license agreement used in connection with the distribution thereof. Manufacturer is Microsoft Corporation, One Microsoft Way, Redmond, Washington 98052-6399. Under no circumstances shall Microsoft be obligated to comply with any Governmental requirements regarding cost and pricing data and cost accounting. For any distribution or license of the Licensed Software that would require compliance by Microsoft with Governmental requirements relating to cost and pricing data or cost accounting, COMPANY must obtain an appropriate waiver or exemption from such requirements for the benefit of Microsoft from the appropriate Governmental authority before the distribution and/or license of the Licensed Software to the Government.

         13.7 COMPANY acknowledges that the Licensed Software and IEAK are subject to the export control laws and regulations of the US, and any amendments thereof. COMPANY confirms that with respect to the Licensed Software, it will not export or re-export them, directly or indirectly, either to (a) any countries that are subject to US export restrictions (currently including, but not necessarily limited to, Cuba, the Federal Republic of Yugoslavia (Serbia and Montenegro), Iran, Iraq, Libya, North Korea, and Syria); (b) any end user who COMPANY knows or has reason to know will utilize them in the design, development or production of nuclear, chemical or biological weapons; or (c) any end user who has been prohibited from participating in the US export transactions by any federal agency of the US government. COMPANY further acknowledges that the Licensed Software and IEAK may include technical data subject to export and re-export restrictions imposed by US law.

         13.8 The parties shall, at their own expense, obtain and arrange for the maintenance in full force and effect of all governmental approvals, consents, licenses, authorizations, declarations, filings, and registrations as may be necessary for the performance of their respective terms and conditions of the Agreement including, but not limited to, foreign exchange approvals, import and offer agent licenses, fair trade approvals and all approvals which may be required to realize the purposes of the Agreement.

         13.9 In the event income taxes are required to be withheld by any non-U.S.A. government on payments required hereunder, COMPANY may deduct such taxes from the amount owed MS and pay them to the appropriate tax authority. COMPANY shall promptly deliver to MS an official receipt for any such taxes withheld or other documents necessary to enable MS to claim a U.S.A. Foreign Tax Credit. COMPANY will make certain that any taxes withheld are minimized to the extent permitted by the applicable law.

         13.10 If either MS or COMPANY employs attorneys to enforce any rights arising out of or relating to this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs.

         13.11 Subject to applicable law, the parties will cooperate with each other on press releases and similar communications regarding the non-confidential subject matter of this Agreement, and the content, timing and necessity of all such communications will be agreed upon in writing by both parties.

         13.12  The following Exhibits are part of this Agreement:

                Exhibit A                  Access Specifications
                Exhibit B                  Company ISP Service(s)
                Exhibit C                  Company Obligations
                Exhibit D                  ISP Referral Fees
                Exhibit E                  ISP Subscriber Configuration
                                            Guidelines
                Exhibit F                  Internet Explorer
                Exhibit G                  Microsoft(R) Internet Explorer Online
                                            Logo Usage
                Guidelines Attach 1&2      Microsoft Internet Explorer Logo
                                            Qualification Criteria
                Exhibit H                  Microsoft(R) Internet Explorer
                                            Standard Logo Usage Guidelines
                Exhibit Z                  Windows 95 ISP Referral and Ordering
                                            Process


         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above. All signed copies of this Agreement shall be deemed originals.


MICROSOFT CORPORATION                  PRODIGY SERVICES CORPORATION
                                       (COMPANY)

/s/ Cameron Myhrvold                   /s/ Chip Austin
------------------------------------   --------------------------------------
By (sign)                              By (sign)

Cameron Myhrvold                       Chip Austin
------------------------------------   --------------------------------------
Name (Print)                           Name (Print)

Vice President, Public Network Sales   VP Sales
------------------------------------   --------------------------------------
Title                                  Title


1/20/97                                1/8/97
------------------------------------   --------------------------------------
Date                                   Date

                                                             [SEAL APPEARS HERE]

                                    EXHIBIT A
                                    ---------

                             ACCESS SPECIFICATIONS


                                 U.S. & Canada

                                    EXHIBIT B
                                    ---------

                            COMPANY'S ISP SERVICE(S)




Prodigy Internet service













                              COMPANY SERVICE AREA

                                    EXHIBIT C
                                    ---------

     COMPANY OBLIGATIONS (NOTE: MS OBLIGATIONS ARE SET FORTH IN SECTION 3)


COMPANY shall perform the following duties/obligations:
------------------------------------------------------

     1.   Offer the ISP Service(s).

     2. Develop and maintain a Sign-up Server. The Sign-up Server shall be operational on a 7X24 basis.

     3. Establish a toll free telephone number, or any other communication medium mutually agreed to by the parties for the processing of orders for ISP Subscribers. COMPANY shall notify MS in writing by a mutually agreed upon date of such specific communication medium or other relevant means of order entry secured by COMPANY for the ISP Service and any other COMPANY Information. COMPANY shall use unique numbers, extensions or addresses so as to ensure that all ISP Subscribers (e.g. those directed to the Sign-up Server by the Referral Server) can be easily segregated from other orders received by COMPANY that do not originate from the Referral Server for revenue reporting purposes.

     4. Use and display the "Microsoft Internet Explorer" logo on the home page for COMPANY's ISP Service, along with a hot link to www.microsoft.com/ie/ie.htm on the face of the home page.
          ---------------------------

     5. In copies of Microsoft Internet Explorer distributed by COMPANY, COMPANY may set the "default" URL to point to COMPANY's home page for the ISP Service, provided that such home page includes a hot link to www.microsoft.com/ie/ie.htm.
          ---------------------------

     6. Offer the Microsoft Internet Explorer as the default web browser (i.e. the only web browser offered at sign-up) for COMPANY's ISP Service. At the time of ISP Service request from an ISP Subscriber, COMPANY shall not express or imply that an alternate browser is available. COMPANY may provide a non-MS web browser with its ISP Service only upon a customer initiated request. COMPANY is not in any way obligated to prevent the access to, use or downloading of non-MS web browsers on third party services and Internet sites, even if accessible through use of the ISP Service. COMPANY may provide links to use and to download non-MS web browsers on or for use with the ISP Service solely at a single ISP Service location or Internet Site, provided that such locations shall be substantially minimized (for example, in a list box) and shall not be presented in a manner which would be contradictory to the spirit of this Section 6.


     7. COMPANY shall not advertise or otherwise promote any non-MS web browser (e.g. COMPANY shall not display any logo for, or maintain a link to, a non-MS web browser) on COMPANY's home page for the ISP Service, on the Start Page, or on any COMPANY home page for any other internet access service offered by COMPANY.

     8. At COMPANY'S discretion, use the Microsoft Internet Explorer name and logo in COMPANY's packaging, advertising and promotional materials. Such use shall be pursuant to MS' standard trademark policies as attached hereto and as may be provided by MS to COMPANY from time to time.

     9.   n/a

     10. Before COMPANY is listed in the ISP Phone Book(s), COMPANY will test and certify compliance of Access with MS specifications for security and authentication protocols, other industry protocols, and other specifications and standards specified by MS from time to time in accordance with the procedures, and using the testing tools specified by MS from time to time, including, without limitation, the specifications set forth in

          Exhibit A and the acceptance testing procedures set forth in Exhibit A provided that all of the foregoing specifications, protocols, standards and procedures are mutually agreed to by COMPANY.

     11. If MS makes a new release (other than an "Update" release which is designated by MS as a change in the hundredths digit [x.x(x)] of any component of the Licensed Software available, then COMPANY will provide such new release in a timely manner to ISP Subscribers via an electronic download.

         [Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.]


                                    EXHIBIT D
                                    ---------

                                ISP REFERRAL FEES



     Number of New ISP Subscribers
     Quarterly                                        Fee
     -----------------                                ---

     less than [**]                                   [**]
     [**] to [**]                                     [**]
     [**] to [**]                                     [**]
     greater than [**]                                [**]

 1. The ISP Referral Fee shall be reduced by [**] if Prodigy implements "ActiveX" control(s) in the COMPANY'S home page for the ISP Service. COMPANY shall notify Microsoft of the ActiveX controls implemented by the COMPANY.

 2. The ISP Referral Fee shall be reduced by an additional [**] if: (a) COMPANY uses Microsoft Windows NT and Internet Information Server as the platform for COMPANY'S web site that hosts the home page for the ISP Service, or (b) COMPANY offers Microsoft Internet Information Server as one of its platforms for web hosting services.

 3. The ISP Referral Fee shall be reduced by an additional [**] if COMPANY uses Microsoft FrontPage server extensions on COMPANY'S web hosting service.

 4. Microsoft shall be paid only once for each new ISP Subscriber regardless of the duration of his membership in the ISP Service.

 5. Microsoft acknowledges that COMPANY may pay fees similar to the above-mentioned ISP Referral Fees to QEMs. This Agreement shall not be construed as limiting in any way whatsoever COMPANY'S right to make such payments, and such payments shall not be construed in any way as abridging COMPANY's obligations under this Agreement. COMPANY will not owe Microsoft ISP Referral Fees for subscribers to the ISP Service which COMPANY obtains other than through the Referral Server.

 6. Notwithstanding anything to the contrary in this Agreement, provided that COMPANY delivers to Microsoft a fully functional "Service Client Software" (as defined in the PROMOTION & DISTRIBUTION AGREEMENT dated Sept 18, 1996, License number 7699-6269) by January 15, 1997, COMPANY shall have no obligation to pay ISP Referral Fees until MS includes COMPANY in the "Online Services folder" in the next release of Microsoft Windows
     95 (currently known as "Memphis") and releases such product to manufacturing.

                               ------------------

                               REFERRAL FEE REPORT



                           Report for ______________
       Reporting Period: ____________,19___ to ___________________,19___

                      Microsoft License # _______________

--------------------------------------------------------------------------------
Referral Fee Calculation:

A. Total new ISP Subscriber* for the quarter: ___________ X $___ = __________
B. Previously reported ISP Subscriber accounts
lasting less than 60 days which
terminate during the quarter                  ___________ X $___ = __________
C. Total fees due (Line A - Line B) =                              __________
D. Less Deductions for "competitive upgrades" of Internet Explorer __________
              Total payment enclosed:                              __________

*as defined in Section 1
--------------------------------------------------------------------------------
E. Total number of non MS web browsers distributed during quarter
through all channels:                                              __________

F. Total number of copies of Internet Explorer distributed
through all channels where Internet Explorer is distributed
as the default web browser:                                        __________

The undersigned hereby certifies that he/she is an officer or director of COMPANY and that this report is complete and correct.

                                                             (Signature)
                                       ----------------------
                                                             (Print)
                                       ----------------------
                                                             (Title)
                                       ----------------------
                                                             (Date)
                                       ----------------------
 Telephone Number:                     (    )
                                       ----------------------

                                    EXHIBIT E
                                    ---------

                     ISP SUBSCRIBER CONFIGURATION GUIDELINES



COMPANY's ISP Information Page shall comply with the specifications for the standard Information Page which are as of the date of this Agreement the following:

         a. Size of the HTML page limited to 5K.
         b. The page should have one exit point that points back to the main referral page.
         c. No scrolling, no tabs, no links, and no fields.
         d. Should fit on 640x480 with no fields.
         e. Use buttons as much as possible.
         f. Do not use hot links.
         g. A "cancel" leaves the entire Internet Connection Wizard.

MS reserves the right to change the above criteria upon COMPANY'S consent, which consent shall not be unreasonably withheld.

         [Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.]


                                  EXHIBIT F
                                  ---------

                               INTERNET EXPLORER


      Availability                       Version
--------------------------------------------------------------------------------
Platform                              2.0        next /c/
--------------------------------------------------------------------------------
Windows 3.x, WFW 3.11                 Today /a/  [**]
Windows NT                             --        [**]
Windows 95                            Today /a/  [**]
Apple Macintosh                       Today /b/  [**]


                                     /a/ Includes dialer, stack email client
                                     /b/ Dialer, stack, email client due in June
                                     /c/ Frames, tables, Java
                                     /d/ ActiveX

              EXHIBIT G to the LICENSE AND DISTRIBUTION AGREEMENT
              ---------------------------------------------------

                        Microsoft(R) Internet Explorer
                         Online Logo Usage Guidelines

                      This site is best experienced with

             [SYMBOL OF MICROSOFT INTERNET EXPLORER APPEARS HERE]

                             Click here to start.


1.  Usage

     Use the Internet Explorer online logo (the "Logo") only to promote Microsoft Internet Explorer and indicate that your Internet Site includes or is compatible with the Microsoft Internet Explorer.

     The Logo may only be used on your Internet Site which must meet the applicable Logo Qualification Criteria and may not be used in any other fashion.

     Recommended text. Based upon extensive research, we suggest that the Internet Explorer Logo be accompanied by the following text: "This site is best experienced with ... Click here to start." as indicated in the below images. This information clarifies how the logo should be used, especially for new Internet visitors who are unfamiliar with the different means of navigating the Internet.

                       This site is best experienced with

             [SYMBOL OF MICROSOFT INTERNET EXPLORER APPEARS HERE]

                             Click here to start.


   This site is best experienced with [SYMBOL OF MICROSOFT INTERNET EXPLORER
                      APPEARS HERE] Click here to start.

     Product name. It should appear as "Microsoft(R) Internet Explorer" at the first and most prominent use in all materials and can thereafter be referred to as "Internet Explorer."

2. Intent

     You are not permitted to use the logo to disparage Microsoft, its products or services, or for promotional goods or for products which, in MS' reasonable judgment, may diminish or otherwise damage Microsoft's goodwill in the Logo, including but not limited to uses which could be deemed to be obscene, pornographic, excessively violent, or otherwise in poor taste or unlawful, or which purpose is to encourage unlawful activities. Similarly, you cannot imitate Microsoft's product packaging or the Logo in any of your materials, including advertising, product packaging, and promotional materials. The Logo must not be used in a manner that implies Microsoft's sponsorship or endorsement of the product, service, or content presented on your Internet Site.

3. Logo link

     Used in an Internet Site, the Logo must be an active link to this URL address:

                                     http://www.microsoft.com/ie/ie.htm
                                     ----------------------------------

4. Presentation

     Prominence. Do not use the Logo or the names "Microsoft," "Microsoft Internet Explorer," or "Internet Explorer" more prominently than your company, product, or Internet Site name.

     Artwork. Use only Microsoft authorized electronic artwork of the Logo. The Logo must stand by itself and must include a minimum amount of empty space surrounding the Logo (30 pixels) so as to separate it from any other object, such as type, photography, borders, edges, and so on. The Logo may not be used as a feature or design element of any other Logo.

     Size. The Logo cannot be reduced in size beyond what is electronically provided by Microsoft and must be placed in a prominent location on the Internet Site where it is used. Do not remove any trademark symbols or alter the Logo in any way. Redraws, distortions, or animation of the Logo are not permitted beyond what is provided to authorized / registered Microsoft Online logo Internet Sites.

     Footnote. Include the following footnote on Internet Sites that include the
     Logo: "Microsoft is a registered trademark in the United States and other countries and the Microsoft Internet Explorer Logo is a trademark of Microsoft Corporation."

Alterations to these guidelines

Microsoft reserves the right to change the Logo and these Usage Guidelines at any time and solely at its discretion. If possible, Microsoft will provide advanced notice of these changes. Any use of the Logo that is not consistent with these guidelines is strictly prohibited.

Cancellation of authorization to host logo

Microsoft reserves the right to review use of the Internet Explorer Logo. Disregard for these Usage Guidelines may result in a revocation of the right to use the logo, and with it all benefits enjoyed through participation in the logo program.

Third parties improperly using the Logo must correct any deficiencies in their use of the Logo and/or in the quality of the product used in conjunction with the Logo upon reasonable notice from Microsoft. Refusal to correct such deficiencies may result in revocation of the right to use the Logo.

Questions

If you have any questions about the Logo Program, please send e-mail to "iservice@microsoft.com"

TRADEMARKS. Microsoft and Windows are registered trademarks and ActiveX is a trademark in the United States and other countries and the Microsoft Internet Explorer Logo is a trademark of Microsoft Corporation.

    ATTACHMENT I TO EXHIBIT G OF THE MICROSOFT INTERNET EXPLORER LOGO USAGE
                                  GUIDELINES
                     Microsoft(R) Internet Explorer Online
                          Logo Qualification Criteria

                      This site is best experienced with

             [SYMBOL OF MICROSOFT INTERNET EXPLORER APPEARS HERE]

                              Click here to Start

Gaining authorization to use the version of the Microsoft(R) Internet Explorer online logo shown above for your Internet Site is easy. Simply fulfill the following two criteria and you are eligible to use the logo.

1. Showcase on your Internet Site one or more of these HTML features:

         .   Ratings. Support self-regulation of content to ensure appropriate
             -------
             access to your Internet Site.
         .   Marquees. Scroll text or graphics across your screen.
             --------
         .   Enhanced tables. Use colors/textures to make tabular data more
             ---------------
             legible and visually appealing.
         .   Background sounds. Provide an auditory experience when your
             -----------------
             Internet Site is accessed.
         .   Watermarks. Create a mark of distinction on your home page.
             ----------
         .   Inline AVIs. Graphically animate your page beyond static images.
             -----------
         .   Enhanced HTML Frame Tags. Simulate the appearance of a magazine
             ------------------------
             with borderless, nonscrolling, floating frames, and even frames within frames.
         .   Enhanced HTML style sheets. Control margins, line spacing, and
             --------------------------
             placement of design elements; specify fonts and point sizes; get desktop publishing support for the Web.

2. Enroll in the logo program, and agree to follow the Logo Usage Guidelines.

Need Help Getting Started?
Please go to the FREE Microsoft Internet Explorer online logo--compliant Web site template at http://www.microsoft.com/ie/log/actxtemp.htm. This template will help to get you started in building your Internet Site or to simply enhance your existing Internet Site. See examples of the new HTML features and ActiveX(TM)-compatible controls at the ActiveX Gallery at http://www.microsoft.com/ie/appdev/controls/default.htm.

If you want more assistance, order the ActiveX Development Kit at http://www.microsoft.com/intdev/sdk.

Note About Changes:
Note: Due to the rapid development of Internet Explorer technology, these criteria will change periodically over time. All online logo authorized sites will be notified by e-mail of any changes to these criteria. Permission to use the logo is limited to those who meet the then applicable criteria, and those who no longer meet the criteria must discontinue use of logo.

TRADEMARKS. Microsoft and Windows are registered trademarks and ActiveX is a trademark in the United States and other countries and the Microsoft Internet Explorer Logo is a trademark of Microsoft Corporation.

    ATTACHMENT 2 TO EXHIBIT G OF THE MICROSOFT INTERNET EXPLORER LOGO USAGE
                                  GUIDELINES
                     Microsoft(R) Internet Explorer Online
                     Animated Logo Qualification Criteria

                       This site is best experienced with

             [SYMBOL OF MICROSOFT INTERNET EXPLORER APPEARS HERE]

                              Click here to start.

Gaining authorization to use the animated version of the Microsoft Internet Explorer online logo shown above for your Internet Site is easy. Simply fulfill the following three criteria and you are eligible to use the logo:

1. Showcase on your Internet Site one or more of these HTML features:

       .  Ratings. Support self-regulation of content to ensure appropriate
          -------
          access to your Internet Site.
       .  Marquees. Scroll text or graphics across your screen.
          --------
       .  Enhanced tables. Use colors/textures to make tabular data more legible
          ---------------
          and visually appealing.
       .  Background sounds. Provide an auditory experience when your Internet
          -----------------
          Site is accessed.
       .  Watermarks. Create a mark of distinction on your home page.
          ----------
       .  Inline AVIs. Graphically animate your page beyond static images.
          -----------
       .  Enhanced HTML Frame Tags. Simulate the appearance of a magazine with
          ------------------------
          borderless, nonscrolling, floating frames, and even frames within frames.
       .  Enhanced HTML style sheets. Control margins, line spacing, and
          --------------------------
          placement of design elements; specify fonts and point sizes; get desktop publishing support for the Web.

 2. Activate your Internet Site with ActiveX(TM)-compatible Technology. Support one or more ActiveX-compatible controls on your Internet Site.

       .  Demonstrate ActiveX-compatible controls. Make your Internet Site
          ---------------------------------------
          interactive today!
       .  Script ActiveX-compatible controls. Use ActiveX-compatible scripts to
          ----------------------------------
          make a Web page interactive. You can easily link together ActiveX-compatible controls or intrinsic controls to create dynamic pages.

3. Enroll in the logo program and agree to follow the Logo Usage Guidelines.

Need Help Getting Started?
Please go to the FREE Microsoft Internet Explorer online logo--compliant Web site template at http://www.microsoft.com/ie/log/actxtemp.htm. This template will help to get you started in building your Internet Site or to simply enhance your existing Internet Site. See examples of the new HTML features and ActiveX-compatible controls at the ActiveX Gallery at http://www.microsoft.com/ie/appdev/controls/default.htm.

If you want more assistance, order the ActiveX Development Kit at http://www.microsoft.com/intdev/sdk.

Note: Due to the rapid development of Internet Explorer technology, these criteria will change periodically over time. All online logo authorized sites will be notified by e-mail of any changes to these criteria. Permission to use the logo is limited to those who meet the then applicable criteria, and those who no longer meet the criteria must discontinue use of logo.

TRADEMARKS. Microsoft and Windows are registered trademarks and ActiveX is a trademark in the United States and other countries and the Microsoft Internet Explorer Logo is a trademark of Microsoft Corporation.

              EXHIBIT H TO THE LICENSE AND DISTRIBUTION AGREEMENT
              ---------------------------------------------------

          MICROSOFT(R) INTERNET EXPLORER STANDARD LOGO USAGE GUIDELINES
--------------------------------------------------------------------------------

                                   Includes

               [LOGO OF MICROSOFT INTERNET EXPLORER APPEARS HERE]

Microsoft has established the following set of guidelines to assist you in proper use of the Microsoft Internet Explorer standard logo (the "Logo").
The power of the Logo lies in its consistent and appropriate use. Any usage outside these guidelines dilutes the effectiveness of the Logo and makes it more difficult to defend our rights to the trademark.
Microsoft reserves the right to change the Logo and/or these Guidelines at any time at its discretion. Third parties shall comply with the Guidelines as amended from time to time.

ACCOMPANYING WORDS

The graphic may not be used without the words "Includes," "Microsoft(R)," and "Internet Explorer" attached, except as otherwise provided below. No additional or substitute words may be used. The words may not be abbreviated, translated, or transliterated, as in non-English documentation. Microsoft will, however, provide the Logo in versions where the word "Includes" may be translated for the local market, as available. You may not substitute your own translation of the Logo.

USING THE MICROSOFT INTERNET EXPLORER STANDARD LOGO

 .    Use the Logo only to promote Microsoft Internet Explorer and indicate that your product includes Microsoft Internet Explorer.
 .    This Logo is NOT to be placed on World Wide Web sites for the purpose of downloading Microsoft Internet Explorer. For this purpose, please see the Microsoft Internet Explorer Online Logo Usage guidelines at http://www.microsoft.com/ie/logo/.
 .    Microsoft will provide you with electronic artwork of the Logo. You may not alter this artwork in any way.
 .    This Logo is for Microsoft and third party use only as a graphical representation of Microsoft Internet Explorer software.
         . Microsoft Use: The Logo may be used by Microsoft on packaging, channel, collateral, advertising, direct mail, and events promotion materials for Microsoft products that include Microsoft Internet Explorer software. When referring to Microsoft Internet Explorer by itself, Microsoft may use the Logo without the word "Includes."
         .   Third Party Use: The Logo may be used by third parties authorized to distribute the Microsoft Internet Explorer software under a separate License and Distribution Agreement. Authorized third parties may use the Logo only on the product packaging of products that include Microsoft Internet Explorer software and related advertising.

LEGAL INFORMATION

 .   The Logo is owned by Microsoft Corporation. All uses of the Logo must include the following notice: "Microsoft is a registered trademark in the United States and other countries and the Microsoft Internet Explorer Logo is a trademark of Microsoft Corporation." A trademark symbol (TM) should appear to the right of the Logo without alteration from the electronic or camera-ready artwork provided. In addition, a registered trademark symbol ((R)) must appear in the upper-right corner immediately following the word "Microsoft." Do not remove any trademark symbols or alter the Logo in any way.

 .     The product name for Microsoft Internet Explorer should appear as
      "Microsoft(R) Internet Explorer" at the first and most prominent use in all materials and can thereafter be referred to as "Internet Explorer."
 .     Microsoft owns the Microsoft Internet Explorer Logo and all uses of the
      Logo will inure to the benefit of Microsoft. Third parties shall employ best efforts to use the Logo in a manner that does not derogate from Microsoft's rights in the Logo and will take no action that will interfere with or diminish Microsoft's rights in the Logo. Third parties should not adopt, use, or register any corporate name, trade name, trademark, service mark or certification mark, trade dress, or other designation similar to, or containing in whole or in part the Logo.
 .     Third parties may not use the Logo in a manner that would imply that their company or any goods or services provided by such third parties are sponsored or endorsed by, or affiliated with Microsoft.
 .     Third parties may not display the Logo on packaging, documentation, collateral, or advertising in a manner that suggests their product is a Microsoft product, or in a manner that suggests Microsoft is a part of their product name.
 .     You are not permitted to use the Logo to disparage Microsoft Corporation, its subsidiaries, products, or services, or for promotional goods or for products which, in Microsoft's reasonable judgment, may diminish or otherwise damage Microsoft's goodwill in the Logo, including but not limited to uses that could be deemed to be obscene, pornographic, excessively violent, or otherwise in poor taste or unlawful, or which purpose is to encourage unlawful activities.
 .     Third parties may not imitate Microsoft's product packaging or the Logo in any of their materials, including advertising, product packaging, and promotional materials.
 .     The Logo or the names "Microsoft," "Microsoft Internet Explorer," or
      "Internet Explorer" cannot appear larger and/or more prominent than third parties' trade name, service name, product name, or trademark on any materials produced or distributed by such third parties.
 .     Microsoft reserves the right to object to unfair uses or misuses of its trademarks or other violations of applicable law.

SIZING AND PLACEMENT REQUIREMENTS

 .     Recommended minimum size is 1" high. The "small" graphic interchange format (GIF) file provided is an example of the smallest recommended size.
 .     The Logo with accompanying words must stand alone. A minimum amount of empty space must surround the Logo so as to separate it from any other object such as type, photography, borders, edges, and so on. The required border of empty space around the Logo must be 1/2x wide, where x equals the height of the Logo as measured from the top edge of the word "Includes" to the bottom edge of the word "Explorer."
 .     You may not combine the Logo with any other object, including, but not limited to, other logos, words, graphics, photos, slogans, numbers, design features, or symbols.
 .     The Logo may not be used as a design feature on your product, product packaging, documentation, collateral, or advertising.

FOUR-COLOR OR ONE-COLOR APPLICATIONS


COLORS

The color version is the preferred way of reproducing the Logo. The Logo consists of a blue graphic element and black type. The PANTONE(R) Matching System (PMS) color for the blue is PMS 279 C. Four-color process (CMYK) equivalents can also be used. For online usage, the blue color should be Red 0, Green 102, Blue 255 for 8-bit or higher resolution palettes.

The color version can be reproduced only as described here.


BLACK-AND-WHITE APPLICATIONS

The black-and-white Logo consists of a black graphic element and black type. Please use the file provided.

ACCESSING THE FILES

The print files are provided in Encapsulated PostScript(R) (EPS) and Windows(R) metafile (WMF) format. Use the EPS files for materials printed to a PostScript-compatible printer. Use the Windows metafile to print to a non-PostScript printer.

These files should not be opened and edited, only placed (for example, select "import...picture") into software programs such as common page-layout or presentation programs, word-processing software, and so forth. Due to translation problems between the Mac and PC, Mac(TM) EPS images may lose their preview. When you place them into your page-layout document, you will see a box or big `X' instead of the preview. The image will still print correctly and the bounding box accurately shows the size of the image. EPS images are sizable, but please scale proportionately. PC EPS images only have black-and-white previews. If you chose to use a color PC EPS, it will still preview in black and white. When you print it, the color will print correctly. EPS format is device-dependent so the resolution of the device you are printing to is the resolution you will achieve. The art files include Adobe Illustrator (ART) and Macromedia Freehand (FH5) format. These are provided for use where the print files supplied will not work. They are not to be altered.

QUALITY CONTROL

Microsoft reserves the right to review your use of the Logo and to conduct spot checks on all products, product packaging, marketing materials, and documentation and may periodically send out requests for samples. Microsoft may also conduct spot checks in retail outlets and other product sources to monitor your compliance with these Logo Usage Guidelines. Refusal to submit samples, noncompliance with these Guidelines, or failure to correct any deficiencies in your use of the Logo and/or in the quality of the product used in conjunction with the Logo upon reasonable notice from Microsoft could result in revocation of your license to use the Logo.

(C)1996 Microsoft Corporation. All rights reserved.

Microsoft and Windows are registered trademarks in the United States and/or other countries and the Microsoft Internet Explorer logo is a trademark of Microsoft Corporation.
PostScript is a registered trademark of Adobe Systems, Inc. Macintosh is a registered trademark and Mac is a trademark of Apple Computer, Inc. PANTONE is a registered trademark of Pantone, Inc.

--------------------------------------------------------------------------------

                                   EXHIBIT Z
                                   ---------

                 WINDOWS 95 ISP REFERRAL AND ORDERING PROCESS


                           [FLOW CHART APPEARS HERE]

        User                        ISP                         MS

   User clicks on
   "The Internet"
        icon

      Dial in                                           MS Referral Server's
       to MS                                           ISP listing downloaded
                                                             to client

   User views ISP
 Information Pages &
   chooses an ISP

      Dial in             ISP's server answers call
       to ISP             & presents on-line sign-up
                                   forms

  User completes sign-     Sign-up information is
  up form & chooses        accepted by ISP server
      access #

  User dials local        INS file sent to update
access to connect to      the browser to support
    ISP service               ISP's service

                          ISP software delivered
                            electronically to
  User logged on                 client
 and browsing the
    Internet

                       ADDENDUM TO MICROSOFT CORPORATION
              Site License and Intranet Distribution Site License
                                      or
                      License and Distribution Agreement
                      MICROSOFT INTERNET EXPLORER PRODUCT

Upon receipt of this Addendum, signed and completed by the individual or organization indicated below ("Recipient"), also having signed and completed a Microsoft Corporation ("MS") Site License and Intranet Distribution Site License or License and Distribution Agreement ("the Agreement") for Microsoft Internet Explorer MS may elect, at MS' sole discretion, to provide Recipient with a copy of the MS Internet Explorer Administration Kit containing a high-security (128-bit) implementation of Internet Explorer SSL/PCT security and related documentation and information (collectively the "Product").

Recipient understands and acknowledges the following:

1. EXPORT RESTRICTIONS. The following terms are added to the Agreement:
Recipient acknowledges that the Product licensed hereunder is intended for distribution only in the United States and Canada, and that any export of the Product from the United States is regulated by the International Traffic in Arms Regulations (ITAR, 22 CFR 120-130) of the U.S. State Department, Office of Defense Trade Controls. A State Department license is required to export the Product outside the United States or Canada. You agree that you will not directly or indirectly, export or re-export the Product (or portions thereof) to any country, other than Canada, or to any person, entity or end user subject to U.S. export restrictions without first obtaining a State Department export license. You warrant and represent that neither the U.S. State Department Office of Defense Trade Controls nor any other U.S. federal agency has suspended, revoked or denied your export privileges.

2. PERMISSIBLE EXPORTS.
Exports to Canada. Recipient acknowledges that if they are located in Canada or intend to redistribute the Product in Canada that export of the Product to Canada for redistribution or use in Canada or the United States is specifically authorized and governed by U.S. export law (ITAR 22 CFR 125.5).
Other Exports. The Recipient may re-export the Product outside the United States or Canada only as specifically authorized by an export license, distribution agreement, or other export approval issued by the U.S. State Department, Office of Defense Trade Controls.

3. EXCLUSIONS FROM DISTRIBUTION. The Recipient may not redistribute the Product or 128-bit Internet Explorer electronically such that it would be made accessible to users located outside the U.S. or Canada. Recipient may not redistribute the 128-bit version of Internet Explorer via its publicly accessible Internet Site without specific written authorization from Microsoft and an export license or authorization from the U.S. State Department, if applicable.

4. PARTIES BOUND. If "Company Name" or a company address is filled in below, then the individual signing this Addendum represents that he/she has authority to execute this agreement on behalf of such company and agrees that Product (and any copies thereof) shall remain on the company premises, unless otherwise agreed by MS.

This Addendum does not otherwise amend or alter the Agreement previously signed and completed by the Recipient.

IN WITNESS WHEREOF, Recipient has caused this Addendum to be executed by its duly authorized representative.


Prodigy
--------------------------------------------------------------------------------
Company Name


--------------------------------------------------------------------------------
Contact (Recipient)

/s/ Signature appears here
--------------------------------------------------------------------------------
Company Authorized Representative's Signature


Chip Austin VP, Sales
--------------------------------------------------------------------------------
Print Authorized Signature and Title


445 Hamilton Avenue
--------------------------------------------------------------------------------
Physical Address (No P.O. Boxes)

White Plains, NY   10601
--------------------------------------------------------------------------------
City, State/Province, Zip/Postal code, Country


914-448-8000
--------------------------------------------------------------------------------
Phone Number


12/19/96
--------------------------------------------------------------------------------
Date


                                                             [SEAL APPEARS HERE]

         [Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.]


                     INTERNET EXPLORER 4.0 LAUNCH AGREEMENT

This Internet Explorer 4.0 Launch Agreement (the "Agreement") is entered into and effective as of __________, 1997 (the "Effective Date") by and between MICROSOFT CORPORATION, a Washington corporation located at One Microsoft Way, Redmond, WA 98052 ("Microsoft") and "Company:"

                              --------------------------------------------------
                                 Company Name       Prodigy Services Corporation
                                   & Address:       445 Hamilton Avenue
                                                    White Plains, New York 10601


                              --------------------------------------------------
                                   Attention:       Contact/Title:
                                                    Phone:
                                                    Fax:
                                                    Email:
                              --------------------------------------------------
                                 State of Incorp.:  Delaware
                              --------------------------------------------------

                                        RECITALS


Microsoft is releasing version 4.0 of Internet Explorer, its Internet-related World Wide Web ("Web") browser technology ("IE4")

Company is an Internet Service Provider ("ISP") which provides Internet access, software and services through its Prodigy Internet service ("Company Service").

Microsoft and Company wish to engage in joint marketing and distribution programs by which: Company will distribute IE4 to its current and prospective subscribers directly following the release of IE4; and the parties will jointly market and promote IE4 and Company Service.

The parties hereby agree as follows:


                                    AGREEMENT

1.     DEFINITIONS

In addition to the definitions set forth above, the following terms shall have the meanings ascribed to them when used in this Agreement:

1.1 "Confidential Information" means: (i) any trade secrets relating to either party's product or service plans, designs, costs, prices and names, finances, marketing plans, business opportunities, personnel, research, development or know-how; and (ii) the specific terms and conditions of this Agreement. "Confidential Information" shall not include information that:
     (i) is or becomes generally known or available, whether by publication, commercial use or otherwise, without restriction on disclosure and through no fault of the receiving party; (ii) is known and has been reduced to tangible form by the receiving party at the time of disclosure and is not subject to restriction; (iii) is independently developed or learned by the receiving party without reference to any Confidential Information of the disclosing party; (iv) is lawfully obtained from a third party that has the right to make such disclosure.

1.2 "IE4" means Microsoft's U.S. English language version Web browsers and related Internet client technology for all Platforms as marketed by Microsoft under the name "Internet Explorer v. 4.x." The IE4 distributed by Company under this Agreement may be customized by Company in accordance with its license agreement with Microsoft dated on or about September 18, 1996.

                                                            IE4 Launch Agreement
                                                                 Version: 042497

1.3 "Joint Promotion Plan" means the joint marketing and promotion activities for IE4 and the Company Service, as set forth in Attachment 1.

1.4 "Launch" means the date on which Microsoft releases a final commercial (non-beta) version of IE4 for Win32 to the public, either through retail distribution or via the Web, currently scheduled for September 30, 1997. Microsoft expects to release IE4 for the Windows 3.xx and Macintosh Platforms within 60 days of the Win32 launch. Unless otherwise specified, "Launch" means the launch for the Win32 Platform.

1.5 "Platforms" means the operating system platforms for which Microsoft is releasing IE4: Windows 3.xx; Win32 (Windows 95 and Windows NT); and Macintosh.

1.6  "Subscribers" means current or prospective subscribers to the Company
     Service.

1.7 "Term" means the term of this Agreement, which shall be the period commencing upon the Effective Date and ending upon completion of the Joint Promotion Plan.

2.   MICROSOFT OBLIGATIONS

2.1  Company Service Support. Prior to Launch, Microsoft shall:
     -----------------------

     (a) Secure reasonable support from Microsoft Product Support Services ("PSS") for Company technical personnel and Subscribers participating in the IE4 beta program;

     (b)  Provide newsgroup support of a Company Service IE4 beta program; and

     (c) Provide specialized technical support to assist Company with distribution of IE4 betas.

2.2  Early Releases and Other Development Support. During the Term, Microsoft
     --------------------------------------------
     shall provide Company with early (beta and, where practical as determined by Microsoft in its sole discretion, alpha) releases of Active Desktop and Internet Explorer to use and reproduce for internal development purposes only.

2.3  IE4 License. To the extent Company Service is not already licensed,
     -----------
     Microsoft shall provide Company with a non-exclusive, royalty-free, worldwide license to use, customize and distribute IE4 under Microsoft's standard Internet Explorer Administration Kit ("IEAK") terms and conditions. IEAK terms and conditions may be viewed at:
     http:\\www.microsoft.com\ie\iedist.

3.   COMPANY OBLIGATIONS

3.1  Beta Program. Within two (2) weeks of receiving an official beta of IEAK
     ------------
     for IE4.0, Company shall institute an IE4 beta program with a select number of its Subscribers for the Windows 95 Platform. Company will use reasonable commercial efforts to recruit at least 5,000 users.

3.2  Distribution of IE4. Within two (2) weeks of receiving a final version of
     -------------------
     Microsoft IEAK for 1E4, Company shall distribute IE4 to its Subscribers as follows:

     (a) Company shall host free downloading of IE4 from Company's Web site(s) and promote the availability of the download on Company's home page.

     (b) Company shall distribute a free CD-ROM containing IE4 to all existing subscribers who request the software.

                                                            IE4 Launch Agreement
                                                                 Version: 042497


     (c) Company shall provide a shall provide a toll-free number for Subscribers to call and request a free copy of IE4 on CD-ROM, and Company shall fulfill such requests. These requests shall be made available to both new and existing customers.

3.3  Channel. Company will develop a "channel" for IE4 in accordance with
     -------
     Microsoft's proposed W3C standard Channel Definition Format.


4.   JOINT PROMOTION PLAN

4.1  Joint Promotion Plan. The parties shall complete the activities set forth
     --------------------
     in the Joint Promotion Plan as Set forth in Attachment 1 (attached hereto and incorporated by reference herein). For four months following Launch, Company shall not advertise or otherwise promote competing browser or email client software in television, radio or print media or on the Company Web site; provided, however, that Company shall be free to distribute competing browsers, including providing links on its Web site to download competing browsers. The parties shall complete the activities set forth in the Joint Promotion Plan.

4.2  Finalization of Plan. If the Joint Promotion Plan is not complete as of the
     --------------------
     Effective Date, the parties will use all reasonable efforts to complete the Joint Promotion Plan within thirty (30) days of the Effective Date.

4.3  Review. The content, timing and necessity of any activities in the Joint
     ------
     Promotion Plan, including any press releases, joint appearances, advertising and the like, shall be mutually agreed upon in advance by both parties. Each party shall appoint a representative to coordinate the finalization and execution of the Joint Promotion Plan.


5.   MISCELLANEOUS

5.1  Expenses. Unless otherwise specified, each party shall bear its own
     --------
     expenses for obligations incurred under this Agreement.

5.2  Non-Exclusive. Except as expressly provided in this Agreement, Microsoft
     -------------
     shall have no obligation to market, sell or otherwise distribute the Product, either alone or in any Microsoft product. This Agreement is non-exclusive, and nothing in this Agreement will be construed as restricting Microsoft's ability to support, promote, advertise or distribute, or have others support, promote, advertise or distribute for Microsoft, Internet technology and services, including technology and services from Microsoft or third party ISPs, in connection with 1E4, the Launch or otherwise.


6.   CONFIDENTIALITY

6.1  Restrictions on Use and Disclosure. Each party shall protect the other's
     ----------------------------------
     Confidential Information from unauthorized dissemination and use with the same degree of care that such party uses to protect its own like information. Neither party will use the other's Confidential Information for purposes other than those necessary to directly further the purposes of this Agreement. Each party will use its best efforts not to disclose to third parties the other's Confidential Information without the prior written consent of the other party. Except as expressly provided in this Agreement, no ownership or license rights are granted in any Confidential Information.

6.2  Residuals. The parties' obligations of confidentiality under this Agreement
     ---------
     shall not be construed to limit either party's right to independently develop or acquire products without use of the other party's Confidential Information. Further, either party shall be free to use for any purpose the

                                                            IE4 Launch Agreement
                                                                 Version: 042497

     residuals resulting from access to or work with such Confidential Information, provided that such party shall maintain the confidentiality of the Confidential Information as provided herein. The term "residuals" means information in non-tangible form, which may be retained by persons who have had rightful and good faith access to the Confidential Information, including ideas, concepts, know-how or techniques contained therein. Neither party shall have any obligation to limit or restrict the assignment of such persons or to pay royalties for any work resulting from the use of residuals. However, this Section 6.2 shall not be deemed to grant to either party a license under the other party's copyrights or patents.

6.3  Limitations. The other provisions of this Agreement notwithstanding, either
     -----------
     party will be permitted to disclose the terms and conditions of this Agreement to their outside legal and financial advisors and to the extent required by applicable law; provided, however, that before making any such required filing or disclosure, the disclosing party shall first give written notice of the intended disclosure to the other party, within a reasonable time prior to the time when disclosure is to be made, and the disclosing party will exercise best efforts, in cooperation with the other party, consistent with reasonable time constraints, to obtain confidential treatment for all non-public and sensitive provisions of this Agreement, including without limitation dollar amounts and other numerical information.


7.   WARRANTIES

Each party warrants and represents that it has the full power and all necessary rights to enter into and perform according to the terms of this Agreement.


 8.  DISCLAIMER OF FURTHER WARRANTIES

EXCEPT AS EXPRESSLY WARRANTED IN SECTION 7, NEITHER PARTY MAKES ANY
FURTHER WARRANTY OF ANY KIND AND DISCLAIMS ALL FURTHER WARRANTIES, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE AND NONINFRINGEMENT. IN PARTICULAR, COMPANY UNDERSTANDS AND AGREES THAT IE4 IS PROVIDED TO COMPANY AND ITS SUBSCRIBERS "AS IS" WITHOUT WARRANTY OF ANY KIND.


9.   TERMINATION

9.1  Term. This Agreement shall commence upon the Effective Date and continue in
     ----
     full force and effect until the earlier of(i) termination for cause as set forth in Section 9.2, or (ii) expiration of the Term.

9.2  Termination By Either Party For Cause. Either party may suspend performance
     -------------------------------------
     and/or terminate this Agreement immediately upon written notice at any time if:

     (a) The other party is in material breach of any material warranty, term, condition or covenant of this Agreement, other than those contained in
          Section 6, and has failed to cure that breach within fifteen (15) days after written notice thereof, or

     (b)  The other party is in material breach of Section 6.

9.3  Effect of Termination. Neither party shall be liable to the other for
     ---------------------
     damages of any sort resulting solely from terminating this Agreement in accordance with its terms.

                                                            IE4 Launch Agreement
                                                                 Version: 042497

9.4  Survival. In the event of termination or expiration of this Agreement for
     --------
     any reason, Section 5, 7, 8, 9, 10 and 11 shall survive any termination or expiration of this Agreement.


10.  LIMITATION OF LIABILITIES

IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY CONSEQUENTIAL, INDIRECT, INCIDENTAL, PUNITIVE, SPECIAL OR OTHER RELATED OR SIMILAR DAMAGES (BUT NOT INCLUDING DIRECT DAMAGES) WHATSOEVER, INCLUDING WITHOUT LIMITATION, DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION, AND THE LIKE FOR A BREACH OF THIS AGREEMENT, EVEN IF A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THIS SECTION SHALL HAVE NO APPLICATION TO
SECTION 6.


11.  GENERAL PROVISIONS

11.1 Notices. All notices and requests in connection with this Agreement shall
     -------
     be deemed given as of the day they are received by the party to whom they are addressed, either by messenger, delivery service, or in the United States of America mails, postage prepaid, certified or registered, return receipt requested, and addressed as indicated below or to such other address as a party may designate pursuant to this notice provision:

     To Company: see address on page 1

     To Microsoft:
     Microsoft Corporation
     One Microsoft Way
     Redmond, WA 98052-6399

     Attention: Director of Business
     Development, Internet Division
     Phone:   (206) 936-6460
     Fax:     (206) 703-1360

     Copy to:
     Microsoft Corporation
     One Microsoft Way
     Redmond, WA 98052-6399
     Attention: Law & Corporate Affairs
     Fax:     (206) 936-7409

     or to such other address as a party may designate pursuant to this notice provision.

11.2 Independent Parties. Nothing in this Agreement shall be construed as
     -------------------
     creating an employer-employee or agency relationship, a partnership, or a joint venture between the parties.

11.3 Governing Law. This Agreement shall be governed by the laws of the State of
     -------------
     Washington as though entered into between Washington residents and to be performed entirely within the State of Washington.

11.4 Attorneys' Fees. In any action or suit to enforce any right or remedy under
     ---------------
     this Agreement or to interpret any provision of this Agreement, the prevailing party shall be entitled to recover its costs, including reasonable attorneys' fees.

                                                            IE4 Launch Agreement
                                                                 Version: 042497

11.5 Assignment. This Agreement shall be binding upon and inure to the benefit
     ----------
     of each party's respective successors and lawful assigns; provided, however, that neither party may assign this Agreement, in whole or in part, without the prior written approval of the other party. For purposes of this Agreement, a merger, consolidation, or other corporate reorganization, or a transfer or sale of any or all of a party's stock, or of all or substantially all of its assets shall be deemed to be an assignment.

11.6 Construction. If for any reason a court of competent jurisdiction finds any
     ------------
     provision of this Agreement, or portion thereof, to be unenforceable, that provision of the Agreement will be enforced to the maximum extent permissible so as to effect the intent of the parties, and the remainder of this Agreement will continue in full force and effect Failure by either party to enforce any provision of this Agreement will not be deemed a waiver of future enforcement of that or any other provision. This Agreement has been negotiated by the parties and their respective counsel and will be interpreted fairly in accordance with its terms and without any strict construction in favor of or against either party.

11.7 Entire Agreement. This Agreement does not constitute an offer by Microsoft
     ----------------
     and it shall not be effective until signed by both parties. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and merges all prior and contemporaneous communications. It shall not be modified except by a written agreement subsequent to the date of this Agreement and signed on behalf of Company and Microsoft by their respective duly authorized representatives.

IN WITNESS WHEREOF, the parties have entered into this Agreement as of the Effective Date written above.

--------------------------------------------------------------------------------
MICROSOFT CORPORATION                      COMPANY
--------------------------------------------------------------------------------

By: /s/ Yasuf Mehdi                        By: /s/ Chip Austin
Name (print) Yasuf Mehdi                   Name (print): Chip Austin
Title: Director of Marketing               Title: SVP, Sales
Date: 10/22/97                             Date: 9/26/97
--------------------------------------------------------------------------------

                                                   [SEAL APPEARS HERE]

         [Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.]


                                  ATTACHMENT 1

                              JOINT PROMOTION PLAN
                              --------------------

I.   Launch Event Participation.
     --------------------------
     If all obligations from Section 3, Company Requirements, are met to the satisfaction of Microsoft, Company will be featured in the physical launch event. Launch Event plans are still under development. Possible participation will include on stage announcement of company's support for the product, normally done with a video, sponsorship of Internet access for one or many of the demo stations at the event, a demonstration machine to introduce Company's newly developed channel for the IE 4.0 desktop.

II.  Co-Marketing & Advertising.
     --------------------------
     If all obligations from Section 3, Company Requirements, are met to the satisfaction of Microsoft, Microsoft will provide Co-Marketing advertising funding for print advertising. Microsoft will fund [**] of the Company's media buy up to a total combined media buy of [**].

     Co-Marketing Ad Requirements:
         .   Company is responsible for all creative costs.
         .   Creative theme must contain reasonable messaging promoting
             Company's delivery of IE 4.0. Such themes and any associated advertising design shall be at Company's discretion.

     .   IE Logo requirements:
         . Logo must appear in lower right hand corner of all co-funded print advertisements.
         . Sizing of Logo must adhere to the IE Logo usage requirements. Microsoft will provide logo requirements to Company with related logo artwork.
     . Must include toll free number for fulfillment IE 4.0. Competitive Browsers cannot be offered via this same toll free number.
     . Ad Dates: Any qualifying ad must run within 6 months of the official IE 4.0 Launch date.
     . Microsoft will provide to Company the IE 4 graphical elements, which can be used at Company's discretion.


Microsoft must approve all creative elements of co-funded advertising before
----------------------------------------------------------------------------
going to production.
--------------------

III. Press Releases at Launch.
     ------------------------
     If all obligations from Section 3, Company Requirements, are met to the reasonable satisfaction of Microsoft, Company will receive mention in at least one IE 4.0 press release.


IV.  Partner Web Site.
     ----------------
     If all obligations from Section 3, Company Requirements, are met to the satisfaction of Microsoft, Company will be featured on a web site promoting Microsoft's IE 4.0's launch access partners. Site will be located off of Error! Bookmark not defined.